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                        GUARANTY AND SURETYSHIP AGREEMENT


         THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty"), dated August 22, 2001, is made by UNIVERSAL DISPLAY CORPORATION, a Pennsylvania corporation with an address at 375 Phillips Boulevard, Ewing, New Jersey 08618 (the "Guarantor"), in favor of FIRST UNION NATIONAL BANK, a national banking association with offices at One South Penn Square, Philadelphia, Pennsylvania 19107 (the "Bank").

                              W I T N E S S E T H :


         WHEREAS, UDC, Inc., a New Jersey corporation (the "Applicant"), has delivered two Applications and Agreements For Irrevocable Standby Letter of Credit (the "Letter of Credit Agreements") to Bank, requesting the Bank to issue two standby letters of credit (the "Letters of Credit") for the account of Applicant and for the benefit of Pine Ridge Financial Inc. and Strong River Investments Inc. in order to secure payment of certain notes payable by Guarantor to such beneficiaries;

         WHEREAS, the Guarantor has caused the proceeds of the notes to be contributed to Applicant and Applicant has pledged such proceeds to Bank as collateral for it obligations to Bank under the Letter of Credit Agreements; and

         WHEREAS, Bank is willing issue the Letters of Credit under the Letter of Credit Agreements subject to the condition, among others, that Guarantor, being the owner of one hundred percent (100%) of the outstanding shares of capital stock of Applicant, shall have executed and delivered to the Bank this Guaranty;

         NOW, THEREFORE, in order to induce the Bank to issue the Letters of Credit under the Letter of Credit Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Guarantor does hereby covenant and agree with Bank as follows:

         1. Definitions and Construction. Reference is hereby made to the Letter of Credit Agreements for a statement of the terms thereof. All terms used in this Guaranty which are defined in the Letter of Credit Agreements and not defined herein shall have the respective meanings ascribed to such terms in the Letter of Credit Agreements.

         2. Guaranty. Guarantor absolutely and unconditionally guarantees and becomes surety for the full, prompt and punctual payment to Bank, as and when due, whether at maturity, by acceleration or otherwise, of any and all indebtedness, and performance of any and all liabilities and obligations of Applicant to Bank created at any time under, or pursuant to the terms of the Letter of Credit Agreements, whether for reimbursement obligations, principal, interest, premiums, fees, expenses or otherwise (all such indebtedness, liabilities and obligations being herein called collectively the "Obligations"), together with any and all reasonable expenses, including without limitation attorneys' fees and disbursements, which may be incurred by Bank in collecting any or all of the Obligations or enforcing any and all rights against Guarantor under this Guaranty (the "Expenses"). Without limiting Guarantor's obligations hereunder and notwithstanding any purported termination of this Guaranty, if any





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bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, dissolution, assignment for the benefit of creditors, or similar event with respect to Applicant or any co-guarantor or endorser of all or any of the Obligations shall occur, and such occurrence shall result in the return of (or in such event Bank shall be requested to return) of any payment or performance of any of the Obligations or Expenses, then (a) without further notice, demand or other action, the obligations of Guarantor hereunder shall be reinstated with respect to (i) such payment or performance returned (or requested to be returned) and (ii) with respect to all further obligations arising as a result of such return or request, and (b) Guarantor shall thereupon be liable therefor, without any obligation on the part of Bank to contest or resist any such return.

         3.       Nature and Term of Guaranty.

                  (a) The obligations and liability of Guarantor under this Guaranty shall be independent, absolute, primary and direct, irrevocable and unconditional, regardless of any non-perfection of any collateral security for the Obligations; any lack of validity or enforceability of the Letter of Credit Agreements or any of the Obligations or Expenses; the voluntary or involuntary liquidation, dissolution, sale or other disposition of all, or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting Applicant or Guarantor or any co-guarantor or endorser of, any or all of the Obligations and Expenses or any of the assets of any of them, or any contest of the validity of this Guaranty in any such proceeding; or any law, regulation or decree now or hereafter in effect in any jurisdiction which might in any manner affect any of such terms or provisions or any of the rights of Bank with respect thereto or which might cause or permit Applicant or any co-guarantor or endorser of the Obligations and Expenses to invoke any defense to, or any alteration in the time, amount or manner of payment of any or all of the Obligations and Expenses or performance of this Guaranty.

                  (b) This Guaranty is a continuing guaranty and shall remain in full force and effect until the Obligations, the Expenses and any and all other amounts payable hereunder shall have been paid in full and no further letters of credit are available under the Letter of Credit Agreements and the period during which any payment by Applicant or Guarantor is or may be subject to rescission, avoidance or refund under the United States Bankruptcy Code (or any similar state statute) shall have expired.

         4.       Payment in Accordance with Letter of Credit Agreements.

                  (a) Guarantor hereby guaranties that the Obligations and Expenses shall be paid and performed strictly in accordance with the terms of the Letter of Credit Agreements.

                  (b) If any Obligation or Expense is not paid or performed by the Applicant punctually, subject to any applicable grace period, including without limitation any Obligation due by acceleration of the maturity thereof, Guarantor will, upon the Bank's demand, immediately pay or perform such Obligation or Expense or cause the same to be paid or performed. Guarantor will pay to Bank, upon demand, all costs and expenses, including the Expenses, which may be incurred by the Bank in the collection or enforcement of Guarantor's obligations under this Guaranty.





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         5.       Rights and Remedies of Bank.  Bank, in its sole discretion, may proceed to exercise any right or remedy which it may have under this Guaranty against Guarantor without first pursuing or exhausting any rights or remedies which it may have against Applicant or against any other person or entity or any collateral security, and may proceed to exercise any right or remedy which it may have under this Guaranty without regard to any actions or omissions of any other person or entity, in any manner or order, without any obligation to marshal in favor of Guarantor or other persons or entities and without releasing any of Guarantor's obligations hereunder with respect to any unpaid Obligations and Expenses. No remedy herein conferred upon or reserved to Bank is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity.

         6. Actions by Bank Not Affecting Guaranty. Bank may, at any time or from time to time, in such manner and upon such terms as it may deem proper, extend or change the time of payment or the manner or place of payment of, or otherwise modify or waive any of the terms of, or release, exchange, settle or compromise any or all of the Obligations and Expenses or any collateral security therefor, or subordinate payment of the same, or any part thereof, to the payment of any other indebtedness, liabilities or obligations of Applicant which may at any time be due or owing to Bank or anyone, or elect not to enforce any of Bank's rights with respect to any or all of the Obligations and Expenses or any collateral security therefor, all without notice to, or further assent of Guarantor and without releasing or affecting Guarantor's obligations hereunder.

         7. Payments Under Guaranty. All payments by Guarantor hereunder shall be made in immediately available funds and in lawful money of the United States of America to the Bank at such location as Bank shall specify by notice to Guarantor. All payments by Guarantor under this Guaranty shall be made by Guarantor solely from Guarantor's own funds and not from any funds of Applicant.

         8. Modifications and Waivers. No failure or delay on the part of Bank in exercising any power or right under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power under this Guaranty. No modification or waiver of any provision of this Guaranty nor consent to any departure therefrom shall, in any event, be effective unless the same is in writing signed by Bank and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to, or demand on Guarantor, in any case, shall entitle Guarantor to any other or further notice or demand in similar or other circumstances.

         9. Guarantor's Waiver. Guarantor hereby waives promptness, diligence, presentment, demand, notice of acceptance and any other notice with respect to any of the Obligations, the Expenses and this Guaranty.

         10. Waiver of Subrogation. Guarantor hereby waives (a) any right which Guarantor may now have or hereafter acquire by way of subrogation under this Guaranty, by law or otherwise or by way of reimbursement, indemnity, exoneration, or contribution; or (b) any right to assert defenses as the primary




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obligor of the Obligations; or (c) any other claim which it now has or may hereafter acquire against Applicant or any other person or against or with respect to Applicant's property (including, without limitation, any property which has been pledged to secure the Obligations); or (d) any right to enforce any remedy which Bank may now have or hereafter acquire against Applicant or any other guarantor, maker or endorser; in any case, whether any of the foregoing claims, remedies and rights may arise in equity, under contract, by payment, statute, common law or otherwise. If in violation of the foregoing any amount shall be paid to Guarantor on account of any such rights at any time, such amount shall be held in trust for the benefit of Bank and shall forthwith be paid to Bank to be credited and applied against the Obligations and Expenses, whether matured or unmatured, in accordance with the terms of the Letter of Credit Agreements.

         11. No Setoff by Guarantor. No setoff, counterclaim, deduction, reduction, or diminution of any obligation, or any defense of any kind or nature which Guarantor has or may have against Applicant or Bank shall be available hereunder to Guarantor.

         12. Representations and Warranties. Guarantor hereby represents and warrants as follows:

                  (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Pennsylvania, and has full right, power and authority to enter into, and perform this Guaranty.

                  (b) The execution, delivery and performance by Guarantor of this Guaranty has been duly authorized by all necessary actions, and do not and will not contravene any law or any contract binding on, or affecting Guarantor.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Guarantor of this Guaranty.

                  (d) This Guaranty is a legal, valid and binding obligation of Guarantor enforceable against the Guarantor in accordance with its terms.

         13. Appointment of Agent for Service of Process. If for any reason Guarantor shall not be subject to service of process in the Commonwealth of Pennsylvania during the term of this Guaranty, Guarantor hereby appoints, without power of revocation, each officer of Guarantor as the agent of Guarantor upon whom may be served all process, pleadings, notices or other documents which may be served upon Guarantor under this Guaranty.

         14. Addresses for Notices. All requests, consents, notices and other communications required or permitted hereunder or in connection herewith shall be deemed satisfactorily given if in writing and delivered personally or by registered or certified mail, postage pre-paid, by reliable overnight courier, or by telecopier to the parties at their respective addresses set forth below or at such other address as may be given by any party to the other in writing in accordance with this Section 14:






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                  If to Guarantor:
                           Universal Display Corporation
                           375 Phillips Boulevard
                           Ewing, New Jersey 08618
                           Attention: Sidney Rosenblatt, CFO
                           Telephone No.: (609) 671-9280
                           Facsimile No.: (609) 671-0995
                  If to Applicant:
                           UDC, Inc.
                           375 Phillips Boulevard
                           Ewing, New Jersey 08618
                           Attention: Sidney Rosenblatt, CFO
                           Telephone No.: (609) 671-9280
                           Facsimile No.: (609) 671-0995
                  If to Bank:
                           First Union National Bank
                           123 South Broad Street
                           Philadelphia, Pennsylvania 19109
                           Attention: Robert J.  Fries, Vice President
                           Telephone No.: (215) 985-7383
                           Facsimile No.: (215) 985-7405

         15. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the Obligations, the Expenses and all other amounts payable under this Guaranty shall have been paid in full and the period during which any payment by Applicant or Guarantor is or may be subject to avoidance or refund under the United States Bankruptcy Code (or any similar statute) shall have expired, (ii) be binding upon Guarantor and the personal representatives, heirs, successors and assigns of Guarantor, and
(iii) inure to the benefit of, and be enforceable by Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(iii), Bank may endorse, assign or otherwise transfer its rights under the Letter of Credit Agreements to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Bank herein or otherwise.

         16. Entire Agreement. This Guaranty constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         17. Severability. The invalidity or unenforceability of any one or more portions of this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty.





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         18.      Counterparts. This Guaranty may be executed in several
separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

         19. Governing Law. This Guaranty shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania, without regard to conflicts-of-law principles, and for all purposes shall be governed by and construed in accordance with such laws.

         20. Jurisdiction, Venue, Trial By Jury. Guarantor hereby (a) agrees that any litigation, action or proceeding arising out of or relating to this Guaranty shall be instituted in the courts of the Commonwealth of Pennsylvania or the United States District Courts for the Districts of Pennsylvania; (b) waives any objection which Guarantor might have now or hereafter to the venue in such courts of any such litigation, action or proceeding; (c) irrevocably submits to the venue and exclusive jurisdiction of such courts in any such litigation, action or proceeding; (d) irrevocably consents to personal jurisdiction in such courts and further agrees that service of process upon Guarantor may be effected by certified mail to the address provided in Section 15 of this Guaranty or by any other means permitted by law;
(e) waives any claim or defense of inconvenient forum; and (f) waives any right to trial by jury. The foregoing shall not preclude Bank from seeking to enforce this Guaranty in any other court of competent jurisdiction.

         IN WITNESS WHEREOF, for good and valuable consideration and intending to be legally bound hereby, this Guaranty has been executed by Guarantor as of the date hereof.

                                                   UNIVERSAL DISPLAY CORPORATION


                                                   By:  /s/ Sidney Rosenblatt
                                                        ------------------------
                                                        Name:  Sidney Rosenblatt
                                                        Title: CFO






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